Exhibit 10.1.1

FIRST AMENDMENT

THIS FIRST AMENDMENT dated as of February 4, 2019 (this “Amendment”) is entered into among SP Plus Corporation (the “Borrower”), the Guarantors and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, have entered into that certain Credit Agreement dated as of November 30, 2018 (as amended, modified, extended, restated or supplemented from time to time on or prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent amend the Credit Agreement pursuant to clause (b)(i) of the third paragraph of Section 11.01 of the Credit Agreement to clarify that Swap Contracts are both permitted Indebtedness and permitted Investments under the Credit Agreement and the Administrative Agent has agreed to such amendments as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments.

1.1    Section 7.02(e) of the Credit Agreement is amended to read as follows:

(e)    obligations (contingent or otherwise) existing or arising under any Swap Contract entered into in the ordinary course of business for bona fide hedging purposes and not for speculation;

1.2    Section 7.03(l) of the Credit Agreement is amended to read as follows:

(l)    Investments in Swap Contracts to the extent permitted by Section 7.02(e);

2.    Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors and Bank of America, N.A., as Administrative Agent.

3.    Miscellaneous.

(a)    The Credit Agreement and the other Loan Documents and the obligations of the Loan Parties thereunder, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment shall constitute a Loan Document.

(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c)    The Loan Parties hereby represent and warrant on the date hereof as follows:

(i)    The Loan Parties have taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment.

(ii)    This Amendment has been duly executed and delivered by each Loan Party and constitutes each such Loan Party’s legal, valid and binding obligations, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium or other laws affecting the enforceability of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)    No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by the Borrower or any Guarantor of this Amendment, other than, in each case, (A) those approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, and (B) those approvals, consents, exemptions, authorizations, actions, notices and filings the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.

(d)    The Loan Parties represent and warrant to the Lenders that, on the date hereof after giving effect to this Amendment, (i) the representations and warranties of each Loan Party set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent any such representation and warranty is qualified by Material Adverse Effect or other materiality, in which case, it is true and correct in all respects) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case, such representations and warranties was true and correct in all material respects (except to the extent any such representation and warranty is qualified by Material Adverse Effect or other materiality, in which case, it was true and correct in all respects) as of such earlier date) and (ii) no Event of Default exists, or would immediately result from this Amendment.

(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

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Each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                SP PLUS CORPORATION,
a Delaware corporation

By:    /s/ Vance C. Johnston
Name:    Vance C. Johnston
Title:    Executive Vice President, Chief Financial Officer

GUARANTORS:            ATLANTA PROVISIONS, LLC,
a Florida limited liability company
AUSTIN BERGSTROM TRANSFER, LLC,
a Florida limited liability company
BAGGAGE AIRLINE GUEST SERVICES, INC.,
a Florida corporation
BAGS FOR CRUISES, LLC,
a Florida limited liability company
BAGS OF FLORIDA, LLC,
a Florida limited liability company
BAGS OF GEORGIA, LLC,
a Florida limited liability company
BAGS OF NEVADA, LLC,
a Nevada limited liability company
BAGS PARKING SERVICES LLC,
a Florida limited liability company
BALTIMORE DISTRIBUTION, LLC,
a Florida limited liability company
CCM INVESTMENTS GROUP, LLC,
a Delaware limited liability company
CENTRAL PARKING CORPORATION,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF CONNECTICUT, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF GEORGIA, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF MARYLAND, INC.,
a Tennessee corporation

By:    /s/ Vance C. Johnston
Name:    Vance C. Johnston
Title:    Executive Vice President,
Chief Financial Officer and Treasurer
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SP PLUS CORPORATION
FIRST AMENDMENT

CENTRAL PARKING SYSTEM OF NEW YORK, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF PUERTO RICO, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF WASHINGTON, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM REALTY OF NEW YORK, INC., a Tennessee corporation
CENTRAL PARKING SYSTEM, INC.,
a Tennessee corporation
CERTIFIED AUTO RETRIEVAL SERVICE, INC.,
a Florida corporation
CITY NIGHTS VALET, INC.,
a Florida corporation
CITY SIDE SERVICES, LLC,
a Delaware limited liability company
COLORADO SPRINGS SERVICES, LLC,
a Florida limited liability company
CPC PROPCO, LLC,
a Delaware limited liability company
DALLAS LOVE SUPPLIES, LLC,
a Florida limited liability company
DC PROVISIONS, LLC,
a Florida limited liability company
DENVER SERVICES, LLC,
a Florida limited liability company
DULLES SERVICES, LLC,
a Florida limited liability company
EUGENE PROVISIONS, LLC,
a Florida limited liability company
HOME SERV DELIVERY, LLC,
a Florida limited liability company
HOSPITALITY CCGS HOLDINGS, LLC,
a Delaware limited liability company
By:    /s/ Vance C. Johnston
Name:    Vance C. Johnston
Title:    Executive Vice President, Chief             Financial Officer and Treasurer
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SP PLUS CORPORATION
FIRST AMENDMENT

JAMAICA LOGISTICS, LLC,
a Florida limited liability company
KCPC HOLDINGS, INC.,
a Delaware corporation
KINNEY SYSTEM, INC.,
a Delaware corporation
LUGGAGE LOGISTICS & PROCUREMENT, LLC, a Florida limited liability company
LUGGAGE SERVICES AND LOGISTICS, LLC,
a Delaware limited liability company
MAPLE LEAF LOGISTICS, LLC,
a Florida limited liability company
MERRITT LEASING, LLC,
a Florida limited liability company
MERRITT TRUCKING LLC,
a Delaware limited liability company
MIAMI DADE CONVEYANCE, LLC,
a Florida limited liability company
MINNEAPOLIS TRANSFER, LLC,
a Florida limited liability company
NETBAGS.COM, LLC,
a Pennsylvania limited liability company
NEWARK DISTRIBUTIONS, LLC,
a Florida limited liability company
ORLANDO DTTS, LLC,
a Florida limited liability company
PACIFIC BAGS, LLC,
a Florida limited liability company
PORTLAND PROVISIONS, LLC,
a Florida limited liability company
QUEENS CONVEYANCE, LLC,
a Florida limited liability company
REMOTE CHECK-IN, LLC,
a Delaware limited liability company
RSF SECURE, LLC,
a Delaware limited liability company
By:    /s/ Vance C. Johnston
Name:    Vance C. Johnston
Title:    Executive Vice President, Chief             Financial Officer and Treasurer
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SP PLUS CORPORATION
FIRST AMENDMENT

RSF STAFF, LLC,
a Delaware limited liability company
RYNN’S LUGGAGE OF TEXAS, INC.,
a Texas corporation
RYNN'S LUGGAGE CORPORATION,
a Pennsylvania corporation
SALT LAKE CITY TRANSFER, LLC,
a Florida limited liability company
SORT, LLC,
a Florida limited liability company
STANDARD AUTO PARK, INC.,
an Illinois corporation
STANDARD PARKING CORPORATION IL,
a Delaware corporation
TAMPA CONVEYANCE, LLC,
a Florida limited liability company
TROS DTTS, LLC,
a Florida limited liability company
TRUK, LLC,
a Delaware limited liability company,
TUCSON PROVISIONS, LLC
a Florida limited liability company,
TUGS, LLC
a Florida limited liability company,
USA PARKING SYSTEM, INC.,
a Tennessee corporation
VOYAGER MERCHANDISING, LLC,
a Delaware limited liability company
ZWB HOLDINGS, INC.,
a Florida corporation
By:    /s/ Vance C. Johnston
Name:    Vance C. Johnston
Title:    Executive Vice President, Chief             Financial Officer and Treasurer
APCOA LASALLE PARKING COMPANY, LLC,
a Louisiana limited liability company
By:    SP Plus Corporation
Its:    Manager and Member
By:    /s/ Vance C. Johnston
Name:    Vance C. Johnston
Title:    Executive Vice President, Chief             Financial Officer and Treasurer

SP PLUS CORPORATION
FIRST AMENDMENT

ADMINISTRATIVE AGENT:        BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Kyle D. Harding
Name: Kyle D. Harding
Title: AVP

SP PLUS CORPORATION
FIRST AMENDMENT